Exhibit 99.2

WebMD CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2004	2003	2004	2003
Revenue	$307,641	$258,396	$1,160,351	$963,980
Costs and expenses:
Cost of operations	171,257	154,383	666,431	564,939
Development and engineering	15,682	10,331	54,161	42,985
Sales, marketing, general and administrative	78,973	72,565	324,027	282,482
Depreciation, amortization and other	16,843	9,473	57,765	62,434
Legal expense	2,653	3,466	9,230	3,959
Restructuring and integration charge	—	—	4,535	—
Gain (loss) on investments	—	(1,563)	457	1,659
Interest income	4,211	6,467	18,717	22,901
Interest expense	4,824	4,770	19,253	15,214
Other income, net	—	3,100	121	4,218

Income from continuing operations before income tax provision	21,620	11,412	44,244	20,745
Income tax provision	1,931	879	4,910	4,140

Income from continuing operations	19,689	10,533	39,334	16,605
Loss from discontinued operations, net of income taxes	—	—	—	(33,611)

Net income (loss)	$19,689	$10,533	$39,334	$(17,006)

Basic income (loss) per common share:
Income from continuing operations	$0.06	$0.03	$0.13	$0.05
Loss from discontinued operations	—	—	—	(0.11)

Net income (loss)	$0.06	$0.03	$0.13	$(0.06)

Diluted income (loss) per common share:
Income from continuing operations	$0.06	$0.03	$0.12	$0.05
Loss from discontinued operations	—	—	—	(0.10)

Net income (loss)	$0.06	0.03	$0.12	$(0.05)

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	312,745	307,069	311,721	304,858

Diluted	333,576	324,058	333,343	325,811

WebMD CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2004	2003	2004	2003
Revenues
WebMD Business services	$182,126	$140,238	$686,585	$505,729
WebMD Practice services	76,412	78,345	296,115	302,640
WebMD Health	39,139	30,783	134,317	110,665
Porex	18,556	16,925	77,099	71,940
Inter-segment eliminations	(8,592)	(7,895)	(33,765)	(26,994)

	$307,641	$258,396	$1,160,351	$963,980

Income (loss) before restructuring, taxes, non-cash and other items
WebMD Business services	$41,320	$26,058	$131,834	$94,218
WebMD Practice services	5,555	4,582	14,533	20,924
WebMD Health	10,690	5,976	32,898	24,898
Porex	5,510	4,675	22,650	20,532
Corporate	(15,679)	(12,599)	(58,382)	(50,251)
Interest income	4,211	6,467	18,717	22,901
Interest expense	(4,824)	(4,770)	(19,253)	(15,214)

	$46,783	$30,389	$142,997	$118,008

Basic income per common share before restructuring, taxes,
non-cash and other items (a)	$0.15	$0.10	$0.46	$0.39

Diluted income per common share before restructuring, taxes,
non-cash and other items (a)	$0.14	$0.09	$0.43	$0.36

Restructuring, taxes, non-cash and other items (b)
Depreciation, amortization and other	$(16,843)	$(9,473)	$(57,765)	$(62,434)
Amortization of prepaid content and services (included in cost of operations)	(196)	(425)	(901)	(2,356)
Amortization of prepaid content and services (included in sales, marketing, general and administrative)	(3,737)	(5,650)	(17,925)	(21,942)
Non-cash stock compensation (included in sales, marketing, general and administrative)	(1,734)	(1,500)	(8,975)	(12,449)
Legal expense	(2,653)	(3,466)	(9,230)	(3,959)
Restructuring and integration charge	—	—	(4,535)	—
Gain (loss) on investment	—	(1,563)	457	1,659
Other income, net	—	3,100	121	4,218
Income tax provision	(1,931)	(879)	(4,910)	(4,140)

Income from continuing operations	19,689	10,533	39,334	16,605
Loss from discontinued operations, net of income taxes	—	—	—	(33,611)

Net income (loss)	$19,689	$10,533	$39,334	$(17,006)

Basic income (loss) per common share:
Income from continuing operations	$0.06	$0.03	$0.13	$0.05
Loss from discontinued operations	—	—	—	(0.11)

Net income (loss)	$0.06	$0.03	$0.13	$(0.06)

Diluted income (loss) per common share:
Income from continuing operations	$0.06	$0.03	$0.12	$0.05
Loss from discontinued operations	—	—	—	(0.10)

Net income (loss)	$0.06	$0.03	$0.12	$(0.05)

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	312,745	307,069	311,721	304,858

Diluted	333,576	324,058	333,343	325,811

(a)	Basic and diluted income per common share before restructuring, taxes, non-cash and other items are based on the weighted-average shares outstanding used in computing basic and diluted income (loss) per common share.

(b)	Reconciliation of income before restructuring, taxes, non-cash and other items to income from continuing operations.

WebMD CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	December 31,	December 31,
	2004	2003
Assets
Cash and cash equivalents	$46,019	$39,648
Short-term investments	61,675	231,033
Accounts receivable, net	214,437	181,173
Inventory	13,476	12,158
Prepaid expenses and other current assets	41,115	44,089

Total current assets	376,722	508,101

Marketable debt securities	511,864	451,290
Marketable equity securities	4,017	4,744
Property and equipment, net	89,677	77,278
Goodwill	1,010,564	844,448
Intangible assets, net	260,509	184,130
Other assets	48,871	65,315

	$2,302,224	$2,135,306

Liabilities and Stockholders’ Equity
Accounts payable	$17,366	$10,390
Accrued expenses	201,528	208,430
Deferred revenue	109,533	86,708

Total current liabilities	328,427	305,528

Convertible subordinated notes	649,999	649,999
Other long-term liabilities	1,283	1,182

Convertible redeemable exchangeable preferred stock	98,299	—

Stockholders’ equity	1,224,216	1,178,597

	$2,302,224	$2,135,306

WebMD CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Years Ended
	December 31,
	2004	2003
Cash flows from operating activities:
Net income (loss)	$39,334	$(17,006)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss from discontinued operations	—	33,611
Depreciation, amortization and other	57,765	62,434
Amortization of debt issuance costs	2,975	2,246
Non-cash content and distribution services	18,826	24,298
Non-cash stock-based compensation	8,975	12,449
Bad debt expense	3,606	6,328
Gain on investments	(457)	(1,659)
Gain on sale of property and equipment	(121)	(3,100)
Changes in operating assets and liabilities:
Accounts receivable	(20,477)	(813)
Inventory	(1,041)	(2,176)
Prepaid expenses and other, net	3,478	3,792
Accounts payable	5,577	(651)
Accrued expenses	(43,703)	(42,419)
Deferred revenue	15,307	(225)

Net cash provided by continuing operations	90,044	77,109
Net cash provided by discontinued operations	—	5,130

Net cash provided by operating activities	90,044	82,239
Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	404,370	327,544
Proceeds from maturities and redemptions of held-to-maturity securities	—	157,919
Purchases of available-for-sale securities	(304,582)	(8,254)
Purchases of held-to-maturity securities	—	(590,113)
Purchases of property and equipment	(38,800)	(18,385)
Proceeds received from sale of discontinued operations	—	46,500
Proceeds received from sale of property and equipment	417	9,779
Other changes in equity of discontinued operations	—	1,754
Cash paid in business combinations, net of cash acquired	(249,557)	(400,491)

Net cash used in continuing operations	(188,152)	(473,747)
Net cash used in discontinued operations	—	(2,529)

Net cash used in investing activities	(188,152)	(476,276)
Cash flows from financing activities:
Proceeds from issuance of common stock	38,052	44,719
Net proceeds from issuance of convertible redeemable exchangeable preferred stock	98,115	—
Payments of notes payable and other	(602)	(361)
Purchase of treasury stock	(32,110)	(20,316)
Net proceeds from issuance of convertible debt	—	339,125

Net cash provided by continuing operations	103,455	363,167
Net cash used in discontinued operations	—	(6,546)

Net cash provided by financing activities	103,455	356,621
Effect of exchange rates on cash	1,024	1,423

Net increase (decrease) in cash and cash equivalents	6,371	(35,993)
Changes in cash attributable to discontinued operations	—	3,945
Cash and cash equivalents at beginning of period	39,648	71,696

Cash and cash equivalents at end of period	$46,019	$39,648